UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 1, 2014 (April 30, 2014)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of EQT Corporation (the Company) held on April 30, 2014 (the Annual Meeting), the Company’s shareholders approved the EQT Corporation 2014 Long-Term Incentive Plan (the Plan).  A summary of the Plan is set forth under the caption “Item No. 3 – Approval of the EQT Corporation 2014 Long-Term Incentive Plan – Summary of the 2014 LTIP” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 6, 2014 (the Proxy Statement), which summary is incorporated herein by reference.  The summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered five proposals, each of which is described in more detail in the Proxy Statement.  The final vote results for each proposal were as follows:

Proposal 1	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring in 2015:
• Margaret K. Dorman	118,432,257	99.74%	308,395	0.26%	452,754	12,341,532
• David L. Porges	115,860,461	97.81%	2,590,182	2.19%	742,763	12,341,532
• James E. Rohr	113,018,163	95.18%	5,722,214	4.82%	453,029	12,341,532
• David S. Shapira	116,851,262	98.45%	1,839,821	1.55%	502,323	12,341,532

Proposal 2	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2013.	116,362,719	98.20%	2,127,015	1.80%	703,466	12,341,738

Proposal 3	Shares For	% For	Shares Against	% Against*	Shares Abstained	Broker Non-Votes
Approved the EQT Corporation 2014 Long-Term Incentive Plan.	107,137,592	89.89%	11,298,495	10.11%	757,113	12,341,738

Proposal 4	Shares For	% For	Shares Against	% Against*	Shares Abstained	Broker Non-Votes
Approved the material terms of performance goals for purposes of Internal Revenue Code Section 162(m).	116,598,023	97.82%	2,002,270	2.18%	592,907	12,341,738

*  For purposes of Proposals 3 and 4, under applicable New York Stock Exchange listing standards, abstentions have the effect of a vote cast “against” such proposals.

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Proposal 5	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.	129,743,482	98.99%	1,327,515	1.01%	463,941	N/A

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
10.1	EQT Corporation 2014 Long-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: May 1, 2014	By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	EQT Corporation 2014 Long-Term Incentive Plan